Exhibit 10.1

JOCOM HOLDINGS CORP.

APPOINTMENT LETTER

Date: August 6, 2026

To: Mr. Chai Kok Leong

Subject: Appointment as President of JOCOM HOLDINGS CORP.

Dear Mr. Chai,

The Board of Directors of JOCOM HOLDINGS CORP. (the “Company”) is pleased to confirm your appointment as President of the Company, effective August 6, 2026, at 12:01 p.m., pursuant to the resolutions duly adopted by the Board of Directors.

As President, you shall be responsible for the overall leadership and management of the Company’s business operations, including the execution of the strategic objectives established by the Board of Directors. You will oversee the Company’s day-to-day operations, supervise the executive management team, and promote the efficient and effective administration of the Company’s business affairs.

In carrying out your duties, you are expected to act in good faith, exercise the degree of care, skill, and diligence expected of a corporate officer, and perform your responsibilities in compliance with the Company’s Articles of Incorporation, Bylaws, applicable laws, and the policies and directives adopted by the Board of Directors.

Your appointment shall remain effective until your resignation, removal, or the appointment of your successor, in accordance with the Company’s governing documents and applicable law. The Board may modify your duties and responsibilities from time to time as it deems appropriate.

Please signify your acceptance of this appointment by signing and returning a copy of this letter.

We look forward to your leadership and contribution to the continued growth and success of the Company.

Yours faithfully,

For and on behalf of

JOCOM HOLDINGS CORP.

/s/ LOKE CHE CHAN GILBERT
Name: LOKE CHE CHAN GILBERT
Title: CHAIRMAN, DIRECTOR
Date: August 6, 2026

ACKNOWLEDGEMENT AND ACCEPTANCE

I, Mr. Chai Kok Leong, hereby accept my appointment as President of JOCOM HOLDINGS CORP., effective August 6, 2026, at 12:01 p.m. and agree to faithfully discharge the duties and responsibilities of this office.

/s/ CHAI KOK LEONG
Name: CHAI KOK LEONG
Date: August 6, 2026

JOCOM HOLDINGS CORP.

APPOINTMENT LETTER

Date: August 6, 2026

To: Mr. Chai Kok Leong

Subject: Appointment as Chief Executive Officer of JOCOM HOLDINGS CORP.

Dear Mr. Chai,

The Board of Directors of JOCOM HOLDINGS CORP. (the “Company”) is pleased to confirm your appointment as Chief Executive Officer of the Company, effective August 6, 2026, at 12:01 p.m., pursuant to the resolutions duly adopted by the Board of Directors.

As Chief Executive Officer, you shall serve as the principal executive officer of the Company and shall have overall responsibility for directing, managing, and supervising the Company’s business and affairs, subject to the oversight of the Board of Directors. You shall be responsible for implementing the strategic direction approved by the Board, leading the executive management team, overseeing corporate performance, and representing the Company in its relationships with shareholders, regulators, business partners, and other stakeholders.

You shall perform all duties customarily associated with the office of Chief Executive Officer, together with such additional duties and responsibilities as may be assigned by the Board of Directors from time to time.

Your appointment shall continue until your resignation, removal, or the appointment of your successor, in accordance with the Company’s governing documents and applicable law.

Please signify your acceptance of this appointment by signing and returning a copy of this letter.

The Board extends its confidence in your leadership and looks forward to your contribution to the Company’s continued development and long-term success.

Yours faithfully,

For and on behalf of

JOCOM HOLDINGS CORP.

/s/ LOKE CHE CHAN GILBERT
Name: LOKE CHE CHAN GILBERT
Title: CHAIRMAN, DIRECTOR
Date: August 6, 2026

ACKNOWLEDGEMENT AND ACCEPTANCE

I, Mr. Chai Kok Leong, hereby accept my appointment as Chief Executive Officer of JOCOM HOLDINGS CORP., effective August 6, 2026, at 12:01 p.m. and agree to faithfully discharge the duties and responsibilities of this office.

/s/ CHAI KOK LEONG
Name: CHAI KOK LEONG
Date: August 6, 2026

JOCOM HOLDINGS CORP.

APPOINTMENT LETTER

Date: August 6, 2026

To: Mr. Chai Kok Leong

Subject: Appointment as Director and Member of the Board of Directors of JOCOM HOLDINGS CORP.

Dear Mr. Chai,

The Board of Directors of JOCOM HOLDINGS CORP. (the “Company”) is pleased to confirm your appointment as Director of the Company and a member of its Board of Directors, effective August 6, 2026, at 12:01 p.m., pursuant to the resolutions duly adopted by the Board of Directors.

As a Director and member of the Board of Directors, you shall participate in the oversight of the Company’s business and affairs and shall exercise the powers, duties, and responsibilities vested in directors under the Company’s Articles of Incorporation, Bylaws, applicable corporate laws, and the resolutions of the Board of Directors.

In your role, you are expected to:

●	Act in good faith and in the best interests of the Company and its shareholders;

●	Exercise the care, diligence, and loyalty required of a director;

●	Attend and actively participate in meetings of the Board of Directors and any committees to which you may be appointed;

●	Review and approve matters requiring Board authorization; and

●	Provide strategic guidance and independent oversight regarding the Company’s business, governance, financial performance, risk management, and regulatory compliance.

Your appointment shall continue until your resignation, removal, or until your successor has been duly elected or appointed in accordance with the Company’s governing documents and applicable law.

Please indicate your acceptance of this appointment by signing below.

The Board welcomes you and looks forward to your valuable contributions to the Company’s continued growth and success.

Yours faithfully,

For and on behalf of

JOCOM HOLDINGS CORP.

/s/ LOKE CHE CHAN GILBERT
Name: LOKE CHE CHAN GILBERT
Title: CHAIRMAN, DIRECTOR
Date: August 6, 2026

ACKNOWLEDGEMENT AND ACCEPTANCE

I, Mr. Chai Kok Leong, hereby accept my appointment as Director of JOCOM HOLDINGS CORP. and a member of its Board of Directors, and agree to faithfully discharge the duties and responsibilities of this office.

/s/ CHAI KOK LEONG
Name: CHAI KOK LEONG
Date: August 6, 2026